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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 31, 1998

                    LOEWS CINEPLEX ENTERTAINMENT CORPORATION
              Exact name of registrant as specified in its charter


DELAWARE                   File No. 1-14099               13-3386485
(State or other            (Commission File Number)       (IRS Employer
jurisdiction of                                           Identification Number)
incorporation)


711 Fifth Avenue, 11th Floor, New York, New York                10022
(Address of principal executive offices)                        (zip code)

Registrant's telephone number, including area code:    (212) 833-6200


                                 Not Applicable
         (former name or former address, if changed since last report)
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Item 5.  Other Events.

On July 31, 1998, Loews Cineplex Entertainment Corporation issued two press releases, copies of which are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

On August 3, 1998, Loews Cineplex Entertainment Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibit:  99.1  Press Release, dated July 31, 1998.
     Exhibit:  99.2  Press Release, dated July 31, 1998.
     Exhibit:  99.3  Press Release, dated August 3, 1998.

                                      -2-
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     Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            LOEWS CINEPLEX ENTERTAINMENT
                               CORPORATION




Dated:  August 10, 1998     By:  /s/John C. McBride, Jr.
                                 -----------------------
                                 John C. McBride, Jr.
                                 Senior Vice President and General Counsel

                                      -3-
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                    LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                 EXHIBIT INDEX


Exhibit No.                  Description
99.1              Press Release, dated July 31, 1998

Exhibit No.                  Description
99.2              Press Release, dated July 31,  1998

Exhibit No.                  Description
99.3              Press Release, dated August 3, 1998